Exhibit 10.2

SECOND AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT

This SECOND AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT (“Second Amendment”) is made as of December 16, 2019 (the “Signature Date”), by Playa Management USA, LLC, a Delaware limited liability company with an address at 3950 University Drive, Suite 301, Fairfax, Virginia 22030 (“Playa Management”), and Alexander Stadlin (“Executive”). Executive and Playa Management are referred to as “Parties” or “Party” herein.

WHEREAS, Executive and Playa Management have previously entered into an Executive Employment Agreement dated December 28, 2018 (the “Employment Agreement”)

WHEREAS, Executive and Playa Management have previously entered into an Amendment to the Employment Agreement dated September 23, 2019 (the “Amendment”);

WHEREAS, pursuant to Section 11(f) of the Employment Agreement, Executive and Playa Management now desire to make a second amendment to the Employment Agreement to change the end date of the Employment Period, as defined in the Employment Agreement, to December 31, 2020.

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties agree as follows:

The language in Section 1 of the Employment Agreement is deleted in its entirety and shall be replaced with the following:

Unless terminated earlier pursuant to Section 5 below, Executive’s employment pursuant to this Agreement shall be for a period of two (2) years commencing on the Effective Date and ending on December 31, 2020 (the term being the “Employment Period”). Non-renewal of this Agreement shall not constitute a termination of Executive under this Agreement for purposes of Section 5 below.

Except as provided in this Second Amendment, the Employment Agreement and the Amendment will remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Second Amendment as of the Signature Date.

EXECUTIVE:		PLAYA MANAGEMENT USA, LLC

By:	/s/ Alexander Stadlin	By:	/s/ Bruce D. Wardinski
Alexander Stadlin			Bruce D. Wardinski
Its Authorized Representative

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